LORD ABBETT

Statement of Additional Information                             February 1, 2001

                           LORD ABBETT
                   Tax-Free Income Fund, Inc.
                      Tax-Free Income Trust


This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 980 Hudson Street, Jersey City, New Jersey 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus dated February 1, 2001.

Shareholder inquiries should be made by directly contacting Lord Abbett Distributor or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.


          TABLE OF CONTENTS                                             Page

     1.   Fund History                                                  2
     2.   Investment Policies                                           2
     3.   Management of the Funds                                       9
     4.   Control Persons and Principal
          Holders of Securities                                         13
     5.   Investment Advisory and Other Services                        14
     6.   Brokerage Allocations and Other Practices                     16
     7.   Capital Stock & Other Securitieservices                       17
     8.   Purchase, Redemption & Pricing                                22
     9.   Taxation of the Funds                                         26
     10.  Underwriter                                                   28
     11.  Performance                                                   29
     12.  Financial Statements                                          31
          Appendix A - Bond Ratings                                     32
          Appendix B - State Risk Factors                               34

                               1.
                          Fund History

Lord Abbett Tax-Free Income Fund, Inc. (the "Income Fund") and Lord Abbett Tax-Free Income Trust (the "Trust"), (collectively, the "Companies") are non-diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act"), except for the National Fund, which is a diversified open-end management investment company.

The Income Fund was organized as a Maryland Corporation on December 27, 1983. The Income Fund consist of the following Series and Classes: National Fund, Class A, B and C shares; California Fund and New York Fund, Class A and C shares; Connecticut Fund, Hawaii Fund, Minnesota Fund, Missouri Fund, New Jersey Fund, Texas Fund and Washington Fund, Class A shares.

The Trust was organized as a Massachusetts Business Trust on September 11, 1991. The Trust consist of the following Series and Classes: Florida Series, Class A and C shares; Georgia Series, Michigan Series and Pennsylvania Series, Class A shares.

Each Series of the Income Fund and Trust is are referred to as a "Fund" or collectively, the "Funds".

                               2.
                       Investment Policies

Fundamental Investment Restrictions. Each Fund is subject to the following fundamental investment restrictions, which cannot be changed without approval of a majority of the Fund's outstanding shares.

Each Fund may not:

       (1) borrow money (except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law);

       (2) pledge its assets (other than to secure such borrowings or to the extent permitted by each Fund's investment policies as permitted by applicable law);

       (3) engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

       (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

       (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

       (6) with respect to 75% of the gross assets of the National Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

       (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry
       (excluding tax-exempt securities such as tax-exempt securities financing facilities in the same industry or issued by nongovernmental users and securities of the U.S. Government, its agencies and instrumentalities); or

       (8) issue senior securities to the extent such issuance would violate applicable law.

       Compliance with the investment restrictions above will be determined at the time of the purchase or sale of the portfolio.

       Non-Fundamental Investment Restrictions. In addition to the policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment policies, which may be changed by the Board of Directors/Trustees without shareholder approval.

       Each Fund may not:

       (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

       (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

       (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("144A Securities") deemed to be liquid by the Board of Directors/Trustees;

       (4) invest in securities of other investment companies, except as permitted by applicable law;

       (5) invest in securities of issuers which, together with predecessors, have a record of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. government, its agencies or instrumentalities);

       (6) hold securities of any issuer if more than 1/2 of 1% of the issuer's securities are owned beneficially by one or more of the Company's officers or directors or by one or more partners or members of each Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

       (7) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

       (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities;

       (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time or;

       (10) buy from or sell to any of the Income Fund's or Trust's officers, directors, employees, or each Fund's investment adviser or any of the investment adviser's officers, directors, partners or employees, any securities other than shares of the Fund's common stock.

Portfolio Turnover Rate. For the year ended September 30, 2000, the portfolio turnover rates were as follows: for the National Fund, 185.25%; New York Fund, 76.33%; California Fund, 100.22%, Texas Fund, 163.39%; New Jersey Fund, 125.73%; Connecticut Fund, 37.92%; Missouri Fund, 43.30%; Hawaii Fund, 30.06%; Washington Fund, 152.63% and Minnesota Fund, 50.37%, respectively. For the period November 1, 1999 to September 30, 2000, the portfolio turnover rates were as follows: Florida Fund, 169.02%; Georgia Fund, 122.,44%; Michigan Fund, 111.48%; and Pennsylvania, 61.00%, respectively.

Additional Information on Portfolio Risks, Investments and Techniques. The following sections provide further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks. In addition, Appendix A hereto contains a description of the four highest municipal bond ratings and Appendix B contains a description of the special risk factors affecting certain state and Puerto Rico bonds.

Borrowings. Each Fund may borrow money for temporary or emergency purposes from banks and other financial institutions in amounts not exceeding one-third of its total assets.

Futures Contracts and Options on Futures Contracts. Although each Fund is authorized to engage in futures and options on futures transactions in accordance with its investment objective and policies, it currently has no intention to do so.
Futures contracts are standardized exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The required initial margin is set by the exchange on which the contract is traded although the broker can require an increased amount. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract or option fluctuates.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management or speculative strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. Each Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 51% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present the following risks:

     While each Fund may benefit from the use of futures and related options, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures or related options transaction.

     Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.

     While interest rates on taxable securities generally move in the same direction as the interest rates on municipal bonds, frequently there are differences in the rate of such movements and temporary dislocations. Accordingly, the use of a financial futures contract on a taxable security or a taxable securities index may involve a greater risk of an imperfect correlation between the price movements of the futures contract and of the municipal bond being hedged than when using a financial futures contract on a municipal bond or a municipal bond index.

     The loss that each Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

     Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's NAV.

     As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.

     Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities that which cannot be disposed of in seven days in the ordinary course of business at fair value.
Illiquid securities include:

     Domestic and foreign securities that are not readily marketable

     Repurchase agreements and time deposits with a notice or demand period of more than seven days

     Certain restricted securities, unless the Board of Directors/Trustees determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investment Companies. Each Fund may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on thea Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. TheEach Fund will indirectly bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will have investment objectives, policies and restrictions substantially similar to those of the Fund and will be subject to substantially the same risks.

Municipal Bonds
In general, municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and Puerto Rico and by their political subdivisions, agencies and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may be used to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal bonds" includes certain types of "private activity" bonds including industrial development bonds issued by public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain facilities for water supply, gas, electricity, or sewerage or solid waste disposal. Under the Tax Reform Act of 1986, as amended, substantial limitations were imposed on new issues of municipal bonds to finance privately-operated facilities. The interest on municipal bonds generally is excludable from gross income for federal income tax purposes of most investors. The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue bonds." General obligation bonds are secured by the pledge of the faith, credit and taxing power of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. "Private activity" bonds, including industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

The yields on municipal bonds are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("Standard & Poor's") and Fitch Investors Service ("Fitch") represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

Options on Securities Indices. Each Fund also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Fund writes an option on a securities index, it will be required to deposit with its custodian and market-to-market eligible securities equal in value to at least 100% of the exercise price in the case of a put or the contract value in the case of a call. In addition, where a Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and market to market cash or cash equivalents equal in value to such excess until the option expires or is closed out.

Lending of Portfolio Securities. Although each Fund has no current intention of doing so, it is authorized to engage in securities lending to increase its income. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash collateral is invested in other investment securities, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the
borrowers' collateral.   The Fund may experience delay in the
recovery of its securities if the borrowing institution breaches its agreement with the Fund. If the investment manager decides to engage in securities loan transactions, the value of the securities loaned may not exceed one-third of the value of the total assets of the Fund (including the loan collateral).

Options on Securities Transactions. Each Fund may engage in option transactions in accordance with its investment objective and policies described in the Prospectus and this Statement of Additional Information although it currently does not intend to do so. Each Fund may purchase and write (sell) put and call options on equity securities that are traded on national securities exchanges. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may write (sell) covered put options to the extent that cover for such options does not exceed 15% of its net assets. Each Fund may write (sell) covered call options having an aggregate market value of less than 25% of its net assets.


A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option is covered when, among other things, the a Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the a Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions.

A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying securities at the exercise price at any time during the option period. When the a Fund writes a covered call option, it owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration. The Fund generally intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio securities.

A Fund also may write or purchase spread options which are options for which the exercise price may be a fixed-dollar spread or yield spread between the security underlying the option and another security it does not own, but which is used as a benchmark.

The purchase and writing of options is a highly specialized activity which involves special investment risks. Options may be used for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the investment manager to manage future price fluctuations and the degree of correlation between the options and securities markets. If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the a Fund's transaction costs.

Over-the-Counter Options Each Fund may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event, the Fund may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Since there is no exchange, pricing normally is done by reference to information from market makers, which information is carefully monitored by the Funds' investment adviser and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any given time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Each Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. Each Fund and its investment adviser disagree with this position and believe that the dealers with which they intend to engage in OTC options transactions generally are agreeable to and capable of entering into closing transactions. The Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of a Fund's portfolio. A description of such procedures is set forth below.

Each Fund only will engage in OTC options transactions with dealers that have been specifically approved by the Board of Directors/Trustees of the Fund. The Funds and their investment adviser believe that such dealers present minimal credit risks to the Funds and, therefore, should be able to enter into closing transactions if necessary. The Funds currently will not engage in OTC options transactions if the amount invested by a Fund in OTC options plus a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 10% of the Fund's net assets. The "liquidity charge" referred to above is computed as described below.

Each Fund anticipates entering into agreements with dealers to which the Fund sells OTC options. Under these agreements a Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

Preferred Stock, Warrants and Rights and Warrants. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer, as the case may be. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date.

Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract, writing a put option or entering into a delayed delivery purchase, each Fund will maintain, in a segregated account, cash or high-grade marketable debt securities equal to the value of such contracts.

Short-Term Fixed Income Securities. Each Fund is authorized to invest temporarily in various short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against market declines. These securities include:

     Obligations  of the U.S. Government and its agencies  and
     instrumentalities.   U.S. Government  obligations  are  debt
     securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

     Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance shore-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

     Bank   certificates  of  deposit  and   time   deposits.
     Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

     Bankers' acceptances.  Bankers' acceptance are short-term
     credit instruments evidencing the obligation of a bank to pay a
     draft  which  has  been drawn on it by  a  customer.   These
     instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

     Repurchase agreements collateralized by these securities.
     Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price.


Illiquid Securities.
These securities include those that are not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the Fund would like. Each Fund may invest up to 15% of its assets in illiquid securities.

While each of the Funds may take short-term gains if deemed appropriate, normally the Funds will hold securities in order to realize interest income exempt from federal income tax and, where applicable, its state's personal income tax, consistent with reasonable risk.

The liquidity of a Rule 144A security will be a determination of fact for which the Board of Directors/Trustees is ultimately responsible. However, the Directors/Trustees may delegate the day-to-day function of such determinations to Lord, Abbett & Co. ("Lord Abbett"), subject to the Directors'/Trustees' oversight. Examples of factors which the Directors/Trustees may take into account with respect to a Rule 144A security include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security and the nature of the security and of the marketplace (e.g., the time period needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Rule 144A securities may be considered illiquid in certain circumstances to the extent necessary to comply with applicable state law requirements.

U.S. Government Securities. These are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

When-Issued Municipal Bonds. Each Fund may purchase new issues of municipal bonds, which are generally offered on a when-issued basis, with delivery and payment ("settlement") normally taking place approximately one month after the purchase date. However, the payment obligation and the interest rate to be received by a
Fund are each fixed on the purchase date.   During the period
between purchase and settlement, each Fund's assets consisting of cash and/or high-grade marketable debt securities, marked to market daily, of an amount sufficient to make payment at settlement will be segregated at our custodian. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value. While we may sell when-issued securities prior to settlement, we intend to actually acquire such securities unless a sale appears desirable for investment reasons.

Municipal Bonds

In general, municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and Puerto Rico and by their political subdivisions, agencies and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may be used to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal bonds" includes certain types of "private activity" bonds including industrial development bonds issued by public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain facilities for water supply, gas, electricity, or sewerage or solid waste disposal. Under the Tax Reform Act of 1986, as amended, substantial limitations were imposed on new issues of municipal bonds to finance privately-operated facilities. The interest on municipal bonds generally is excludable from gross income for federal income tax purposes of most investors. The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue bonds." General obligation bonds are secured by the pledge of the faith, credit and taxing power of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. "Private activity" bonds, including industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

The yields on municipal bonds are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("Standard & Poor's") and Fitch Investors Service ("Fitch") represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

Options and Financial Futures Transactions

General. Each Fund may engage in options and financial futures transactions in accordance with its investment objective and policies. Although none of the Funds are currently employing such options and financial futures transactions, and have no current intention of doing so, each may engage in such transactions in the future if it appears advantageous to the Fund to do so, in order to hedge against the effects of fluctuating interest rates and other market conditions or to stabilize the value of the Fund's assets. The use of options and financial futures, and possible benefits and attendant risks, are discussed below, along with information concerning certain other investment policies and techniques.

Financial Futures Contracts. Each Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery in the case of fixed-income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. A Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Fund and futures contracts subject to the outstanding options written by the Fund would exceed 50% of the total assets of the Fund.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases, a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Fund will incur brokerage fees when they purchase or sell contracts and will be required to maintain margin deposits. At the time a Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Fund's return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities being hedged depends upon such things as variations in speculative market demand for futures contracts and debt securities and differences between the securities being hedged and the securities underlying the futures contracts, e.g., interest rates, tax status, maturities and creditworthiness of issuers. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser still may not result in a successful hedging transaction. If any of these events should occur, a Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

Options on Financial Futures Contracts. Each Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Options on Securities. Each Fund may write (sell) covered call options on securities so long as it owns securities which are acceptable for escrow purposes and may write secured put options on securities, which means that, so long as a Fund is obligated as a writer of a put option, it will invest an amount not less than the exercise price of the put option in eligible securities. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price during the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. A Fund may write or purchase spread options which are options for which the exercise price may be a fixed- dollar spread or yield spread between the security underlying the option and another security it does not own, but which is used as a benchmark. The exercise price of an option may be below, equal to, or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Fund to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Fund might like to establish a position in securities upon which call options are available. By purchasing a call option, the Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market because the Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period, the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the covered call option writer has to sell the underlying security because of the exercise of the call option, the writer realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option, minus the premium received.

Over-the-Counter Options.  As indicated in the Prospectus, e
Each Fund may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event, the Fund may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Since there is no exchange, pricing normally is done by reference to information from market makers, which information is carefully monitored by the Funds' investment adviser and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any given time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Each Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. Each Fund and its investment adviser disagree with this position and believe that the dealers with which they intend to engage in OTC options transactions generally are agreeable to and capable of entering into closing transactions. The Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of a Fund's portfolio. A description of such procedures is set forth below.

Each Fund only will engage in OTC options transactions with dealers that have been specifically approved by the Board of Directors/Trustees of the Fund. The Funds and their investment adviser believe that such dealers present minimal credit risks to the Funds and, therefore, should be able to enter into closing transactions if necessary. The Funds currently will not engage in OTC options transactions if the amount invested by a Fund in OTC options plus a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 10% of the Fund's net assets. The "liquidity charge" referred to above is computed as described below.

The Fund anticipates entering into agreements with dealers to which the Fund sells OTC options. Under these agreements a Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

Options on Securities Indices. Each Fund also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Fund writes an option on a securities index, it will be required to deposit with its custodian and market-to-market eligible securities equal in value to at least 100% of the exercise price in the case of a put or the contract value in the case of a call. In addition, where a Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and market to market cash or cash equivalents equal in value to such excess until the option expires or is closed out.

Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

When-Issued or Delayed Delayed Delivery Transactions. Each Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by the Fund to purchase or sell securities with payment ("sSettlement") and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When a Fund enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment settlement occur at a later date. The value of fixed- income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, each Fund's assets consisting of cash and/or high-grade marketable debt securities, marked to market daily, of an amount sufficient to make payment
at settlement will be segregated at the Fund's custodian.   At
the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time the Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds, generally, haves the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security.

To the extent the Funds engage in when-issued or delayed delivery purchases, they will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies and not for investment leverage or to speculate in interest rate changes. The Funds only will make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if deemed advisable. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value.

Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract, writing a put option or entering into a delayed delivery purchase, each Fund will maintain, in a segregated account, cash or high-grade marketable debt securities equal to the value of such contracts.

To the extent required to comply with Commodities Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, no Fund will enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open options on futures would exceed 5% of the Fund's total assets. A Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts at all times will not exceed the sum of: (1) accrued profits on such contracts held by the broker; (2) cash or high-quality money market instruments set aside in an identifiable manner and (3) cash proceeds from investments due within 30 days.

                               3.
                     Management of the Funds

The Board of Directors/Trustees of the Income Fund and the Trust are responsible for the management of the business and affairs of each Fund.

The following Director/Trustee is the managing partner of Lord Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is an officer, director or trustee of twelve other Lord Abbett-sponsored funds.

* Robert S. Dow, Chairman and President, age 55
* Mr. Dow is an "interested person" as defined in the Act.

The following outside Directors/Trustees are also directors or trustees of eleven other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow, Director/Trustee
Bigelow Media, LLC
717 Fifth Avenue, 26th Floor
New York, New York

Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998-2000); Acting Chief Executive Officer of Courtroom Television Network (1997-1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Currently serves as director of Crane Co. and Huttig Building Products Inc. Age 59.

William H. T. Bush, Director/Trustee
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company (since 1986). Currently serves as director of Rightchoice Managed Care, Inc., Mississippi Valley Bancorp, DT Industries Inc., and Engineered Support Systems, Inc. Age 62.

Robert B. Calhoun, Jr., Director/Trustee
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners (since 1997) and
President of The Clipper Group L.P., both private equity investment funds (since 1990). Currently serves as director of Avondale, Inc., Interstate Bakeries Corp., and Travel Center of
America, Inc.  Age 58.

Stewart S. Dixon, Director/Trustee
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since
1990).  Age 70.

Franklin W. Hobbs, Director/Trustee
720 Park Avenue, #8B
New York, New York

Chairman of Warburg Dillon Read (1999-2000); Global Head of
Corporate Finance of SBC Warburg Dilllon Read (1997-1999); and
Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).  Age
53.

C. Alan MacDonald, Director/Trustee
415 Round Hill Road
Greenwich, Connecticut

President of Club Management Co., LLC, consultants on golf development management (since 1999); Managing Director of The Directorship Inc., a consultancy in board management and corporate governance (1997-1999); General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1995-1997). Currently serves as director of Fountainhead Water Company, Careside, Inc., Lincoln Snacks, Samco Funds, Inc., and J.B. Williams Co., Inc. Age 67.

Thomas J. Neff, Director/Trustee
Spencer Stuart, U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, U.S., an executive search consulting firm (since 1976). Currently serves as director of Ace, Ltd.
aAnd Exult, Inc. Age 62.

Compensation Disclosure
The following table summarizes the compensation for each of the Directors/Trustees for the Fund for all Lord Abbett-sponsored funds.

The third column of the following table sets forth the compensation accrued by the Fund for outside directors. The fourth column sets forth information with respect to the benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees under the Fund's retirement plans, which were terminated effective October 31, 2000. The fifth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

                  For the Fiscal Year Ended September 30, 2000

                                Equity-Based      For Year
             Ended
                                        Retirement Benefits
             December 31, 2000
                                        Accrued by the         Total
             Compensation
             Aggregate  Aggregate      Fund "and trust" and
          Paid by the Fund and
             Compensation    Compensation        ElevenThirteen Other
          Lord           Eleven Other Lord
             Accrued by Accrued by          Abbett-sponsored
                                        Abbett-sponsored
Name of Director         the Income Trust*   the Income Fund1
Funds2                        Funds3

E. Thayer Bigelow   $683           $4,004687           $19,491
$ 60,00057,720
William H. T. Bush  $681           $3,9884,669              $16,396
$ 60,50058,000
Robert B. Calhoun, Jr.   $684           $4,008689           $12,530
$ 6157,000
Stewart S. Dixon    $705           $4,133838           $35,872
$ 6258,9500
Franklin W. Hobbs** none      none           none           none
John C. Jansing***  $686           $4,022708           $37,738
$ 6157,00250
C. Alan MacDonald   $672           $3,9394,611              $29,308
$ 597,500
Hansel B. Millican, Jr.**     $684           $4,689005
$42,261             $ 6057,500
Thomas J. Neff $696           $4,771075           $21,765             $
6159,20660

*Effective Nov. 1, 1999, the Income Trust changed its fiscal year from Oct. 31 to Sept. 30.
**Elected effective December 14, 2000.
***Retired effective December 3131, 2000.

1.Outside directors/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees. Effective November 1, 2000, each director/trustee will receive an additional annual $25,000 retainer, the full amount of which must be deferred under the equity-based plan. The amounts ultimately received by the directors/trustees under the equity-based plan will be directly linked to the investment performance of the funds.

The amounts of the aggregate compensation payable by the Income Fund as of September 301, 2000 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments were: Mr. Bigelow, $49,063
; Mr. Bush, $1,473    ; Mr. Calhoun, $14,208     ; Mr. Dixon,
$98,095           ; Mr. Jansing, $129,558      ; Mr. MacDonald,
$77,258        ; Mr. Millican, $168,219           ; and Mr. Neff,
$150,013            .

The amounts of the aggregate compensation payable by the Trust as of September 31, 2000 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to
such deemed investments were:  Mr. Bigelow, $7,818       ; Mr.
Bush, $248    ; Mr. Calhoun, $2,346     ; Mr. Dixon, $6,333
; Mr. Jansing, $9,309      ; Mr. MacDonald, $6,762        ; Mr.
Millican, $15,326           ; and Mr. Neff, $12,308            .

2. The amounts in this Column 3 were accrued by the Lord Abbett-sponsored funds for the twelve months ended October 31, 2000.

3.This e fourth column shows aggregate compensation, including directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 2000, including fees directors/trustees have chosen to defer, but does not include amounts accred under the equity-based plans and shown in Column 3.

4.The equity-based plans superseded a previously approved retirement plan for all directors/trustees. Directors had the option to convert their accrued benefits under the retirement plan. All of the then current outside directors/trustees except one made such election. Mr. Jansing chose to continue to receive benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Income Fund and Trust have been associated with Lord Abbett for over five years. Mr. Allen, Ms. Binstock, Messrs. Brown, Carper, Ms. Foster, Messrs. Hilstad, Morris and Noelke are partners of Lord Abbett; the others are employees. None have received compensation from the Funds.

Executive Vice President:
Zane E. Brown, age 49

Vice Presidents:
Paul A. Hilstad, age 58, Vice President and Secretary

Joan A. Binstock, age 46 (with Lord Abbett since 1999, formerly
Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP)

Daniel E. Carper, age 49

Timothy Browse, age 41 (with Lord Abbett since 2000, formerly
Portfolio Manager and Vice President of Eaton Vance Management,
Inc.)

Philip Fang, age 35

Lawrence H. Kaplan, age 44, (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers
Asset Management Inc. from 1995 to 1997)

Tracie E. Richter, age 33 (with Lord Abbett since 1999, formerly
Vice President-Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to
1998, prior thereto Tax Associate of Goldman Sachs)

Christina T. Simmons, age 43 (with Lord Abbett since 1999, formerly Assistant General Counsel of Prudential Investments from
1998 to 1999, prior thereto Counsel of Drinker, Biddle & Reath
LLP, a law firm, from 1985 to 1998))

Scott Smith, age 34

Treasurer:
Francie W. Tai, age 35 (with Lord Abbett since 2000, formerly
Manager of Goldman Sachs from 1997 to 2000, prior thereto
Assistant Vice President of Bankers Trust from 1994 to 1997)

Code of Ethics
The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Income Fund's and Trust's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

                               4.
       Control Persons and Principal Holders of Securities

As of JanuaryFebruary 1 22, 1992001, the Income Fund's and Trust'sour officers and directors/trustees, as a group, owned less than 1% of the Income Fund's and Trust's outstanding shares and theere were no record holders of 5% or more of the each Fund's outstanding shares are as follows:

Connecticut Tax-Free Income Fund, Class A Shares:  Susan Lynch
13.10%
                              8 Bayberry Lane
                              Greenwich, CT  06831-3008

National Tax-Free Income Fund, Class B Shares:    PaineWebber For
the Benefit of 5.63%
                              Cathy S. Bernard
                              5532 Greystone Street
                              Chevy Chase, MD  20815-5534

New York Tax-Free Income Fund, Class C Shares:    PaineWebber For
the Benefit of 9.53%
                              William Siegel
                              104 Anchorage Way
                              Freeport, NY  11520-6280

Florida Tax-Free Income Trust, Class C Shares:    PaineWebber For
the Benefit of 5.38%
                              Geraldine Smith H. Scott Smith
                              Pamela Smith & Amy Norris
                              Oak Hill Farms
                              4450 Maple Lane
                              Allison Park, PA  15101-2618

                              PaineWebber For the Benefit of
19.50%
                              Kyle's Partners L.P.
                              Attn: Regis E. Kobert
                              River Park Commons - Suite 200
                              2403 Sidney Street
                              Pittsburgh, PA  15203-2167
 .

As of February 1, 2001, our officers and directors/trustees, as a group, owned less than 1% of the Trust's outstanding shares and there were no record holders of 5% or more of the Trust's outstanding shares.

                               5.
             Investment Advisory and Other Services

Investment Manager
As described under "Management" in the Prospectus, Lord Abbett is the Income Fund's and Trust's investment manager. Of the general partners of Lord Abbett, the following are officers and/or trustees of the Fund: Joan A. Binstock, Zane E. Brown, Daniel E.
Carper, Robert S. Dow, and Paul A. Hilstad.   The other general
partners are: Stephen I. Allen, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, W. Thomas Hudson, Stephen J. McGruder, Michael B. McLaughlin, Robert J. Noelke, R. Mark Pennington, Eli M. Salzmann, and Christopher J. Towle. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

Under the Management Agreement between Lord Abbett and the Income Fund and Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1%. For the National Fund, New York Fund and , California Fund and Florida Series this fee is allocated among the separate classes based on such class' proportionate share of the Funds' average daily net assets.

Each Fund pays all of its expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors'/trustees' fees and expenses, association membership dues, legal and audit fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums and brokerage and other expenses connected with executing portfolio transactions.

Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and or may assume other expenses of the Fund.

As of September 30, 2000, other expenses reimbursed by Lord Abbett and not repaid by the Georgia Fund amounted to $127,414 and by the Minnesota Fund amount to $96,669.
For the fiscal years ending September 30, 2000, 1999 and 1998 the management fees paid to Lord Abbett amounted to $7,806,674, $9,183,230 and $9,448,919.

Gross management fees, management fees waived and net management fee for each Fund for the years ended September 30, 2000, 1999 and 1998, respectively, were as follows:

FUND
                              2000
                    Gross                    Management
Net
               Management Fees          Fees Waived
Management Fees

California          $   997,093              -              $
997,093
Connecticut         $   510,109              -              $
510,109
Florida*            $   464,164              -              $
464,164
Georgia*       $   127,414              ($127,414)
-
Hawaii              $   340,900              -              $
340,900
Michigan*      $   210,891              -              $
210,891
Minnesota      $     96,669             ($96,669)
-
Missouri            $   598,538              -              $
598,538
National            $2,785,204               -
$2,785,204
New Jersey          $   767,391              -              $
767,391
New York       $1,183,488               -              $1,183,488
Pennsylvania*       $   415,631              -              $
415,631
Texas               $   388,928              -              $
388,928
Washington          $   235,023              -              $
235,023

** Effective November 1,, 1999, the Fund changed its fiscal year end from October 31 to September 30.

                              1999
                    Gross               Management          Net
               Management Fees          Fees Waived
Management Fees

California          $   649,209              -              $
649,209
Connecticut         $   303,692              -              $
303,692
Florida             $   641,726              -              $
641,726
Georgia             $   129,345              ($129,345)
-
Hawaii              $   197,183              -              $
197,183
Michigan       $   265,750              -              $
265,750
Minnesota      $     39,994             ($39,994)
-
Missouri            $   354,956              -              $
354,956
National                      $1,628,688               -
$1,628,688
New Jersey          $   456,569              -              $
456,569
New York       $   717,139              -              $
717,139
Pennsylvania        $   504,847              -              $
504,847
Texas               $   229,133              -              $
229,133
Washington          $   154,556              -              $
154,556
                              1998
                    Gross               Management          Net
               Management Fees          Fees Waived
Management Fees

California                    $1,336,847               -
$1,336,847
Connecticut         $   599,546              -              $
599,546
Florida             $   702,730              -              $
702,730
Georgia             $     84,279             ($84,279)
-
Hawaii              $   399,689              ($13,205)      $
386,484
Michigan       $   266,479              -              $(266,479)
Minnesota      $     64,326             ($64,326)
-
Missouri            $   705,908              ($17,497)      $
688,411
National                      $3,240,212               -
$3,240,212
New Jersey          $  919,485               -              $
919,485
New York                 $1,472,880               -
$1,472,880
Pennsylvania        $   492,670              -              $
492,670
Texas               $   453,092              -              $
453,092
Washington          $   321,260              ($2,740)
$   318,520


Principal Underwriter
Lord Abbett  Distributor LLC ("Lord Abbett Distributor"), a New
York limited liability company and subsidiary of Lord Abbett, 90
Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for each Fund.

Custodian
The Bank of New York  ("BNY"), 148 Wall Street, New York,
New York 102686, is the Fund's custodian.

Transfer Agent
UMB Banknited Missouri Bank of Kansas City, N.A., Tenth and Grand
Kansas 928 Grand Blvd., Kansas City, Missouri 6410641, acts as the transfer agent and dividend disbursing agent for each Fund.

Independent Auditors
Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of each Fund and must be approved at least annually by each Fund's Board of Directors/Trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for each Fund, including the examination of financial statements included in the Fund's' Annual Report to Shareholders.

                               6.
            Brokerage Allocations and Other Practices

Each Fund's policy is to obtain best execution on all our portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the fFund. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Ffund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When in the opinion of Fund mManagement, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of each Fund and/or shares of other Lord Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to each Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

During the fiscal years ending September 30, 2000, 1999, and 1998, the Income Fundwe paid no commissions to independent dealers. During the period from October 31, 1999 through September 30, 2000, 1999 and 1998, the Trust paid no commissions to independent dealers.

                               7.
               Capital Stock and Other Securities

Classes of Shares. Each Fund offers share classes (Class A, B, C or P) as described in the Prospectus. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes or funds may be added in the future. The Act requires that where more than one class or fund exists, each class or fund must be preferred over all other classes or funds in respect of assets specifically allocated to such class or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class or fund in the matter are substantially identical or the matter does not affect any interest of such class or fund. However, the Rule exempts the selection of independent public accountants.

Each Fund does not hold annual meetings of shareholders unless one or more matters are required to be acted on bmy shareholders under the Act. Under the Trust's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Fund or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund's shareholders orf upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the Fund's outstanding shares and entitled to vote at the meeting.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored fFunds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 0.23 of 1% of the annual net asset value of the Class A shares for Florida and Pennsylvania FundsSeries. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in the Fund's prospectus.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the Fund's prospectus.

Conversions of Class B shares. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in the Fund's prospectus.

Class P Shares. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described in the Fund's prospectus. Class P shares are available to a limited number of investors.

Rule 12b-1 Plans

Class A, B, C and P. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement on behalf of each Fund pursuant to Rule 12b-1 of the Act for each class of such
Fund: the "A Plan" (all Funds), the "B Plan" (National Fund only) and the "C Plan" (National, New York and California Fund only), respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Classes' shareholders. The expected benefits include greater sales and lower redemptions of shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett used all amounts received under the A, B and C Plans for payments to dealers for (i) providing continuous services to the shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and
(ii) their assistance in distributing shares of each Fund.

The fees payable under the A, B and C Plans are described in the Prospectus. For the fiscal year ended September 30, 20001999 fees paid to dealers under the Plans were as follows: Class A:
National Fund $2,288,2182,474,539; New York Fund $826,365;931,947
California Fund $771,244897,448; Texas Fund $278,99591,692; New
Jersey Fund $543,87055,969; Connecticut Fund $403,025381,625;
Missouri Fund $439,00692,459 and Hawaii Fund $240,97654,116.
Class B: National Fund $163,023. Class C: National Fund $357,091; New York Fund $54,032; and California Fund $107,276. For the period November 1, 1999 to September 30, 2000 fees paid to dealers under the Plans were as follows: Class A: Florida Series $306,080; and Pennsylvania Series $230, 313.

Each Plan requires the Directors/Trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its class's outstanding voting securities.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC"), applies regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions).

Class A Shares. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fFund or fund acquired through exchange of such shares) on which a fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored fFamily of Funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares (National Fund only). As stated in the Prospectus, subject to certain exceptions, if Class B shares of the National Fund (or Class B shares of another Lord Abbett-sponsored Fund or fund acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored Family of Funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, of providing distribution-related service to the Fund in connection with the sale of Class B shares.

To determine whetherminimize the effects of the CDSC applies tor to determine whether the CDSC applies too a redemption, the Funds redeem shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales chargeCDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the day on                         Contingent
Deferred Sales Charge
which the Purchase order was accepted             on Redemptions
                                   (As % of Amount Subject to
                                   Charge)
Before the 1st                          5.0%
On the 1st, before the 2nd                        4.0%
On the 2nd, before the 3rd                        3.0%
On the 3rd, before the 4th                        3.0%
On the 4th, before the 5th                        2.0%
On the 5th, before the 6th                        1.0%
On or after the 6th anniversary                   None

In the table, an "anniversary" is the 365thsame calendar day in each subsequent to the acceptance of a purchase order or a prior anniversaryrespective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares (National Fund, New York Fund, and California Fund and Florida Series only). As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored Fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of the Fund's Class C shares.

General. Each percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage".

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. In the case of Class A and Class C shares, the CDSC is received by the applicable fund and is intended to reimburse all or a portion of the amount paid by the fFund if the shares are redeemed before the fFund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the fundFund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the National Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain funds and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett Funds or between such Funds and AMMF. Upon redemption of shares out of the Lord Abbett Ffamily of Funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the Fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett Fund are exchanged for shares of the same class of another such Fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett Funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of: (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett Fund or Fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) or for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.


                               8.
                     Purchases, Redemptions
                           and Pricing

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions", respectively.

As disclosed in the Prospectus, we calculate the Fund's net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked price, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors/Trustees.

Net Asset Value Purchases of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms " directors" and "employees of Lord Abbett" also include other family members and retired directors and employees.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares and other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, and (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored Funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the fund has business relationships.

Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company. There are economies of selling efforts and sales-related expenses with respect to offers to these investors and those referred to above.

For each class of share, the net asset value will be determined by taking the net assets and dividing by the number of shares outstanding.

Net Asset Value Purchases of Class A Shares. The maximum offering prices of our Class A shares on September 30, 2000 were computed as follows:

                    National              New York     Texas
               Connecticut       California
                    Fund           Fund           Fund      Fund
               Fund
Net asset value per
share (net assets divided by shares
outstanding)             $10.76         $10.53         $ 9.43
$ 9.79         $10.29

Maximum offering
price per share (net asset value
divided by .9675)             $11.12         $10.88         $
9.75           $10.12         $10.64


                                              Missouri
Minnesota                    New Jersey Hawaii
Washington
                                               Fund         Fund
Fund                               Fund      Fund
Net asset value per
share (net assets divided by shares
outstanding)             $4.96          $4.76          $4.96
$4.83          $4.89

Maximum offering
price per share (net asset value
divided by .9675)             $5.13          $4.92          $5.13
$4.99          $5.05

                                            Florida
Pennsylvania                 Georgia         Michigan
                                               FundSeries
Fund  Series                  SeriesFund          SeriesFund
Net asset value per
share (net assets divided by shares
outstanding)             $4.57          $4.90          $5.07
$4.87

Maximum offering
price per share (net asset value
divided by .9675)             $4.72          $5.06          $5.24
$5.03


The maximum offering prices of our Class B shares on September
30, 2000 were computed as follows:

                         National
                         Fund
Net asset value per
share (net assets divided by shares
outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . .
$10.79

The maximum offering prices of our Class C  shares on September
30, 2000 were computed as follows:


                         National       New York  California
                    Florida
                         Fund              Fund          Fund
                    Fund Series
Net asset value per
share (net assets divided by shares
outstanding . . . . . . . . . . . . . . . . . . . . . . . . . .
$10.77         $10.54         $10.30         $4.58


The Fund has entered into a distribution agreement with Lord Abbett Distributor under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Funds, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For our last three fiscal years, Lord Abbett as our principal underwriter received net commissions after allowance of and carried over to future years a portion of the sales charge to independent dealers with respect to Class A shares as follows:

                         Year Ended          Year Ended
                    Year Ended
                         Sept. 30, 1999      Sept. 30, 1998
                    Sept. 30, 1997

Gross sales charge            $2,720,640          $3,023,934
$2,686,781
Amount allowed
to dealers                    $2,338,464          $2,631,133
$2,338,259

Net commissions received
by Lord Abbett                $    382,176        $    392,801
$    348,522



Conversion of Class B Shares. The conversion of Class B shares of the National Fund on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service or an opinion of counsel to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.






Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares for those of the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fFunds before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the Fund into which the exchange is made.


Shareholders in other Lord Abbett-sponsored Funds funds and AMMF have the same right to exchange their shares for the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund's transfer agent in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored fFunds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and funds of Lord Abbett Research Fund not offered to the general public ("LARF").

The other funds and series which participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")] have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.
The other funds which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain funds and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett Funds or between such Funds and AMMF. Upon redemption of shares out of the Lord Abbett Ffamily of Funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the Fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett Fund are exchanged for shares of the same class of another such Fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett Funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LetterStatement of Intention. Under the terms of the StatementLetter of Intention as described in the Prospectus toyou may invest $100,000 or more over a over a 13-month period as described in the Prospectus,in shares of a Lord Abbett-sponsored funds (other than shares of LAEF, LASF, LARF and GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge). Shares currently owned by you are credited as purchases (at their current offering prices on the date the Statement Letter is signed) toward achieving the stated investment and reduced initial sales charges for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the StatementLetter of Intention is not completed. The StatementLetter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

Rights of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored fFunds (other than LAEF, LARF, LASF, and GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fFund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Ffund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors/Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Funds and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, the CDSC will be waived on redemptions of up to 12% per year of either the current net asset value of your account at the time the SWP is established.or your original purchase price, whichever is higher For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. . With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                               9.
                      Taxation of the Funds

Each Fund will be treated as a separate entity for federal income tax purposes. As a result, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. Each Fund qualified as a regulated investment company for its last fiscal year and intends to do so for this fiscal year. If any Fund does not qualify it will be taxed as a normal corporation.

Income from tax-exempt obligations is not included in investment company taxable income. If at the close of each quarter of a taxable year of the Fund, at least 50% of the value of the Fund's total assets consists of certain obligations the interest on which is excludable from gross income under Section 103(a) of the Internal Revenue Code, the Fund may pay "exempt-interest" dividends to its shareholders. Those dividends constitute the portion of aggregate dividends (excluding capital gains) as designated by the Fund, equal to the excess of the Fund's excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends paid by the Fund are generally exempt from federal income tax; however, the amount of such dividends must be reported on the recipient's federal income tax return.


Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares of the Fund may not be deductible, in whole or in part, for federal, state or local tax purposesor for state or personal income tax purposes. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of acquiring or carrying Fund shares of the Fund even though the borrowed funds amounts may not be directly traceable to the purchase of shares.

Fund shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds, or persons related to such "substantial users." Such persons should consult their tax advisers before investing in Fund shares.

Certain financial institutions, like other taxpayers , may be denied a federal income tax deduction for the amount of interest
expense allocable to an investment in the Fund.   and tThe
deduction for loss reserves available to property and casualty insurance companies may be reduced by a specified percentage as a result of their investment in a Fund.

The value of any shares redeemed by a Fund or repurchased or otherwise sold may be more or less than your tax basis at the time the redemption, repurchase or sale is madeof disposition. Any gain or loss generally will be taxable for federal income tax purposes. Any loss realized on the disposition of Fund shares heldsale, redemption or repurchase of Fund shares held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distribution designated by the Fund as a "capital gains distribution" received with respect to such shares. Moreover, shareholders will not be allowed to recognize for tax purposes any capital loss realized on the redemption or repurchase of Fund shares which they have held for six months or less to the extent of any tax-exempt distributions received on the shares. Losses on the sale of shares stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

Distributions declared in December, if paid to you by the end of January, are taxable for federal income tax purposes as if received in December.

Each Fund will be subject to a 4% nondeductible excise tax on certain amounts not distributed (and notor treated as having been distributed) on a timely basis in accordance with a each calendar year distribution requirement. EachThe Funds intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise taxes.

Exempt interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.

Limitations imposed by the Internal Revenue Code of 1986, as amended, on regulated investment companies may restrict a Fund's ability to engage in the writing of call options, in and financial futures transactions or in other investment techniques and practicesdiscussed above or in other investment techniques and practices. In addition, in order to qualify for exemption from state and local personal property taxes in Florida and Pennsylvania, a Fund may be required to refrain from engaging in transactions, techniques or practices it is otherwise permitted to engage in or to dispose of investments attributable to such transactions each year before the relevant "statutory assessment datesMoreover, in order to continue to qualify as a regulated investment company for federal income tax purposes, each Fund may be required in some circumstances to defer closing out options or futures contracts that might otherwise be desirable to close out. State law also may restrict a Fund's ability to engage in the options and financial futures transactions discussed above. A current interpretation of New Jersey law issued by the New Jersey Department of the Treasury would preclude the New Jersey Fund from engaging in some or all of the options and financial futures transactions discussed above. Each Fund may engage in such transactions to the extent they currently are or become permissible under applicable state law."

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of a Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.

 California Taxes - If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets do not consist of obligations from which interest, when held by an individual, is exempt from California personal income tax, and if the Fund does not qualify as a management company under the California Revenue and Taxation Code, then the Fund will not be qualified to pay dividends to its shareholders that are exempt from the California personal income tax.

Connecticut Taxes - Exempt-interest dividends are not exempt from Connecticut personal income tax unless at least 50% of the Fund's assets at the close of each quarter consist of obligations of the United States (including U.S. territories and possessions).

Florida Taxes - Florida imposes an intangible personal property tax on certain financial assets, including, under certain circumstances, mutual fund shares. Unlike most state and local taxes which are assessed on ordinary income and capital gains derived from mutual fund shares, the Florida intangible tax is based on the net asset value of these shares. Unless the Fund is organized as a business trust and at least 90% of the net asset value of the Fund's portfolio of assets consist of exempt properties such as obligations issued by the State of Florida, its municipalities, counties and other taxing districts, or by the United States Government and its agencies, no exemption from the Florida intangible tax is available.

Minnesota Taxes - Exempt-interest dividends derived from interest on the obligations of the State of Minnesota or its political subdivisions are subject to Minnesota personal income tax unless
95% or more of the exempt-interest dividends paid by the Minnesota fund come from these obligations.

New Jersey Taxes - Exempt-interest dividends are subject to New Jersey state personal income tax unless the Fund qualifies as a qualified investment fund. A qualified investment fund means any investment company or trust registered with the Securities and Exchange Commission, or any series of such investment company or trust, which has at least 80% of the aggregate principal amount of all its investments invested in obligations issued by the State of New Jersey or any public entity within the State of New Jersey.

New York Taxes - Exempt-interest dividends are not exempt from New York State and New York City personal income tax unless at least 50% of the Fund's assets at the close of each quarter consist of obligations of the United States (including U.S. territories and possessions).

Except as otherwise discussed in the Prospectus, the receipt of dividends and distributions from thea Funds may be subject to state and local taxes. tax under laws of state or local tax authorities. You should consult your tax adviser on state and local tax matters.

                               10.
                           Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Funds. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For our last three fiscal years, Lord Abbett Distributor as our principal underwriter received net commissions after allowance of and carried over to future years a portion of the sales charge to independent dealers with respect to the Class A shares as follows:

                           Income Fund

                         Year Ended          Year Ended
                    Year Ended
                         Sept. 30, 20001999       Sept. 30, 19998
                    Sept. 30, 19987

Gross sales charge            $ 910,9532,720,640
$2,720,6403,023,934      $3,023,9342,686,781
Amount allowed
to dealers                    $2,338,464  752,528
$2,338,464631,133        $2,631,133338,259

Net commissions received
by Lord Abbett                $  158,425  382,176      $
382,176392,801      $    392,80148,522


                             Trust*

                         Year11 Months Ended      Year Ended
                    Year Ended
                         OctSept. 30, 2000        Oct. 31, 1999
                    Oct. 31, 1998

Gross sales charge            $   234,217         $   863,951
$ 904,104
Amount allowed
to dealers                    $   192,948         $   749,070
$ 192,948

Net commissions received
by Lord Abbett Distributor         $     41,269        $
114,881        $   41,269




*Effective November 1, 1999, the Trust changed its fiscal year end from October 31 to September 30.

                               11.
                           Performance

Each Ffund computes the average annual rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000 which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 3.25% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares (National fund only), the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the National fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the applicable fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

The total returns for the Class A shares of following funds for the one-year, five-year, and the ten year or lifeperiods ending
:September 30, 2000 of the fund are as follows:


                                             10 Year or
          Fund             1   Year          5  Year           10
     YearsLife

          CLASS A
National   Tax-Free   Income   Fund        1.60%            4.46%
6.34%
California  Tax-Free  Income  Fund          3.20%           4.26%
6.17%
Connecticut  Tax-Free  Income  Fund         1.00%           3.99%
5.93%
Hawaii   Tax-Free   Income   Fund          1.60%            4.16%
5.49%
Minnesota  Tax-Free  Income  Fund           1.90%           4.04%
5.26%
Missouri   Tax-Free   Income   Fund        1.20%            4.02%
5.86%
New  Jersey  Tax-Free Income  Fund          1.80%           4.29%
6.38%
New   York   Tax-Free  Income  Fund        2.30%            4.09%
6.04%
Texas   Tax-Free   Income   Fund           0.70%            3.94%
6.35%
Washington  Tax-Free  Income  Fund          1.60%           4.58%
5.70%
Florida Series                0.90%          3.49%          5.02%
Georgia Series                3.20%          5.34%          6.58%
Michigan    Series                       2.90%              4.56%
5.59%
Pennsylvania    Seriesires               1.80%              4.43%
5.74%

          CLASS B
National  Tax-Free Income  Fund                -0.67%           -
4.01%

          CLASS C
California   Tax-Free  Income   Fund           5.02%            -
4.53%
Florida Tax-Free Income Fund       2.55%          -         3.74%
National Tax-Free Income Fund      3.24%          -         4.60%
New York Tax-Free Income Fund      4.07%          -         4.43%

Each funds' yield quotation for each class is based on a 30-day period ended on a specified date, computed by dividing the funds' net investment income per share earned during the period by the funds' maximum offering price per share on the last day of the period. This is determined by finding the following quotient:
Take the funds' dividends and interest earned during the period minus its expenses accrued for the period (net of reimbursements) and divide by the product of (i) the average daily number of fund shares outstanding during the period that were entitled to receive dividends and (ii) the funds' maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then, one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the fund's net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC. For the 30-day period ended September 30, 2000, the yields for Class A shares of the fFunds were:
          Fund                     30-day Yield

     National Tax-Free Income Fund           4.70%
     California Tax-Free Income Fund              4.39%
     Connecticut Tax-Free Income Fund             4.52%
     Hawaii Tax-Free Income Fund             4.4449%
     Minnesota Tax-Free Income Fund               5.434.30%
     Missouri Tax-Free Income Fund           4.4958%
     New Jersey Tax-Free Income Fund              4.3054%
     New York Tax-Free Income Fund           4.5844%
     Texas Tax-Free Income Fund              4.5484%
     Washington Tax-Free Income Fund              4.845.43%
     Florida Series                     4.22%
     Georgia Series                     5.43%
     Michigan Series                         4.76%
     Pennsylvania Series                4.41%

Each fFund's tax-equivalent yield is computed by dividing that portion of the fFunds' yield (as determined above) which is tax exempt by one minus a stated income tax rate (National 39.60%;
California 45.22%; Connecticut 42.32%; Florida 39.60%; Georgia 43.22%; Michigan 42.20%; Missouri 41.82%; New Jersey 43.45%; New York 43.74%; Pennsylvania 41.29%; Texas 39.60%; Hawaii 44.58%;
Washington 39.60% and Minnesota 44.43%) and adding the product to that portion, if any, of the fFunds' yield that is not tax exempt. For the 30-day period ended on September 30, 2000, the tax-equivalent yields for Class A shares of the National, California, Connecticut, Florida, Georgia, Michigan, Missouri, New Jersey, New York, Pennsylvania, Texas, Hawaii, Washington and Minnesota Ffunds were 7.78%, 8.01%, 78.84%, 6.99%, 9.56%, 8.24%,
7.72%,  7.60%,  8.14%,  7.51%, 7.52%, 8.01%,  8.01%,  and  9.77%,
respectively.

It is important to remember that these figures represent past performance and an investor should be aware that the investment return and principal value of a fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                               12.
                      Financial Statements

The financial statements for the period November 1, 1999 to September 30, 2000 and for the year ended October 31, 1999 and the opinion thereon of Deloitte & Touche LLP, independent auditors, included in the 2000 Annual Report to Shareholders of Lord Abbett Tax-Free Income Trust are incorporated herein by reference in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

The financial statements for the fiscal year ended September 30, 2000 and the opinion thereon of Deloitte & Touche LLP, independent auditors, included in the 2000 Annual Report to Shareholders of the Lord Abbett Tax-Free Income Fund, Inc. and Lord Abbett Tax-Free Income Trust, respectively,, are incorporated herein by reference in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.


                           APPENDIX A





























                           APPENDIX A

                         Municipal Bonds

In general, municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and Puerto Rico and by their political subdivisions, agencies and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.  They may be used to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal bonds" includes certain types of "private activity" bonds including industrial development bonds issued by public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain facilities for water supply, gas, electricity, or sewerage or solid waste disposal. Under the Tax Reform Act of
  1986, as amended, substantial limitations were imposed on new issues of municipal bonds to finance privately-operated facilities. The interest on municipal bonds generally is excludable from gross income for federal income tax purposes of most investors. The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue bonds." General obligation bonds are secured by the pledge of the faith, credit and taxing power of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount.  Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.
"Private activity" bonds, including industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

   The yields on municipal bonds are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and the rating of the issue.  The ratings of Moody's Investors Service,
     Inc. ("Moody's") and Standard & Poor's Ratings Services ("Standard & Poor's") and Fitch Investors Service ("Fitch")
represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.


       Description of Four Highest Municipal Bond Ratings

Moody's describes its four highest ratings for municipal bonds as follows:

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   Bonds rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A    Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's describes its four highest ratings for municipal bonds as follows:

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA   An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions andre changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch describes its four highest ratings for municipal bonds as follows:

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA   Very high credit quality.  `AA'  ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A    High credit quality.  `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions areand more likely to impair this capacity. This is the lowest investment-grade category.












                           APPENDIX B

               Risk Factors Regarding Investments
  in California, Connecticut, Hawaii, Minnesota, Missouri, New
   Jersey, New York, Texas, Washington, Puerto Rico, Florida, Georgia, Hawaii, Michigan, and , Pennsylvania and Puerto Rico
                Minnesota, Missouri, New Jersey,
    New York, Pennsylvania, Texas, Washington and Puerto Rico
                         Municipal Bonds

The following information is a summary of certain special risks affecting the states and territory indicated, each of which could affect the value of the bonds held by the Funds. It does not purport to be complete or current and is based upon information and judgments in publicly available documents relating to such states and territory. The Funds have not verified any of this information.

California Bonds

In California, unemployment has decreased in recent years, but remains above the national average. California continues to face substantial challenges resulting from growing student enrollments, prison funding required by new mandatory sentencing laws, social service needs, and increased demands for general infrastructructure spending. Moreover, the State's reserve levels are relatively small compared to the size of the State's budget.

In recent years, a significant portion of California's revenues derived from taxes on capital gains, which in part have been linked to the performance of the securities markets. Poor performance by the securities markets could thus have a significant impact on the State's revenues.

Various constitutional and statutory provisions may affect the ability of issuers of California municipal bonds to meet their financial obligations. Decreases in State and local revenues due to such provisions may reduce the ability of California issuers to satisfy their obligations.

The taxing and spending authority of California's governmental entities has been limited by the adoption of constitutional amendments. Proposition 13, enacted in 1978, constrains the fiscal condition of local governments by limiting ad valorem taxes on real property and restricting the ability of taxing entities to increase real property and other taxes. In 1996, voters approved Proposition 218, which limits the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval, and clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. Proposition 218 is generally viewed as restricting the flexibility of local governments, and consequently has and may further cause reductions in ratings of some cities and counties. The State is also subject to an annual appropriations limit imposed by Article XIII B of the State Constitution, which prohibits the state from spending the proceeds of tax revenues, regulatory licenses, user charges or other fees beyond imposed appropriations limits that are adjusted annually based on per capita personal income and changes in population. Revenues that exceed the limitation are measured over consecutive two-year periods, and any excess revenues are divided equally between transfers to schools and community colleges and refunds to taxpayers. Certain appropriations, including appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by voters, are not subject to this limitation.

The effect of these various provisions on the ability of California issuers to pay interest and principal on their obligations remains unclear in many cases. In any event, the effect may depend on whether a particular California municipal bBbBond is a general or limited obligation bond (limited obligation bonds generally being less affected by such changes) and on the type of security, if any, provided for the bond. Future amendments to the California Constitution or statutory changes also may harm the ability of the State or local issuers to repay their obligations.



Connecticut Bonds

Although Connecticut's economy has performed well in recent years, growth is expected to moderate. Moreover, the State's high level of tax-supported debt remains a concern because it poses a relatively significant burden on the State's revenue base.

Connecticut law limits the indebtedness payable from the General Fund tax receipts. In 1992, Connecticut voters approved a constitutional amendment, which requires a balanced budget for each year and imposes a cap on the growth of expenditures. The General Assembly cannot authorize an increase in general budget expenditures for any fiscal year above the amount of general budget expenditures for the previous fiscal year by a percentage, which exceeds the greater of the percentage increase in personal income or the percentage increase in inflation. There is an exception provided if the governor declares an emergency or the existence of extraordinary circumstances and at least three-fifths of the members of each house of the General Assembly vote to exceed the limit for purposes of such emergency or extraordinary circumstances. Expenditures for the payment of bonds, notes and other evidences of indebtedness are excluded from the constitutional and statutory definitions of general budget expenditures.

Hawaii Bonds

Hawaii's economy performed poorly in the 1990s, but has shown signs of recovery. Hawaii's economy is concentrated in retail trade and tourism and also includes construction, agriculture and military operations. In the 1990s, Hawaii's economy was harmed by financial and economic downturns in Southeast Asia. Construction activity also declined during this period. Agriculture, dominated by pineapple and sugar production, experienced increased foreign competition.

Economic diversification projects are under way, including expansion of containerized port facilities, aquaculture and other agricultural products, but these projects have not yet had any significant positive effects on the State's overall economy.

Although the construction and manufacturing industries have experienced significant job losses in recent years, while unemployment rates increased in recent years, there are potential indications that Hawaii's economic performance is improving.

Hawaii's debt burden remains among the highest of all the U.S.
states, although the State government funds many activities typically funded by local governments.

The Hawaii Constitution provides that general obligation bonds may only be issued by the State if such bonds at the time of issuance will not cause the total amount of principal and interest payable in the current or any future fiscal year, whichever is higher, on such bonds and on all outstanding general obligation bonds in the current or any future fiscal year, whichever is higher, to exceed 18.5% of the average general fund revenues of Hawaii in the three fiscal years immediately before the issuance.

Minnesota Bonds

Minnesota relies heavily on individual, sales and corporate income taxes for revenues, all of which are sensitive to economic conditions and could be adversely affected by an economic downturn.

The Minnesota legislature enacted a provision that interest on obligations of Minnesota governmental units be included in the net income of individuals, trusts and estates for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest is unlawful in that it discriminates against interstate commerce because interest on obligations of governmental issuers in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, no matter when the obligations were issued. Should a court so rule, the value of securities held by the Fund, and thus the value of the Fund's shares, would likely decrease, perhaps significantly.

Missouri Bonds

Economic reversals in either Kansas City or St. Louis metropolitan areas, whose Missouri portions together contain a significant portion of the State's population, would have a major impact on the State's overall economic condition. Changes in military appropriations, which play an important role in the State's economy, could adversely affect unemployment rates. The State has a significant agricultural sector that may experience problems comparable to those that have occurred in other states. To the extent that any such problems intensify, there could be an adverse impact on the overall economic condition of the State. Per capita income is slightly below the national average.

Certain provisions of the Constitution of Missouri could adversely affect payment on Missouri municipal bonds. The State Constitution provides that the General Assembly may issue general obligation bonds without voter approval solely for the purpose of
(1) refunding outstanding bonds or (2) upon the recommendation of the Governor, for a temporary liability by reason of unforeseen emergency or of deficiency in revenue in an amount not to exceed $1,000,000 for any one year and to be paid in not more than five years or as otherwise specifically provided.

The Constitution imposes in the Tax Limitation Amendment limits on the amount of State taxes that may be collected by the State of Missouri in any fiscal year. The details of the Amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. If total State revenues exceed the State revenue limit by more than one percent, the State is required to refund the excess. The revenue limit can only be exceeded if the General Assembly approves by a two-thirds vote of each House an emergency declaration by the Governor. Revenues have exceeded the limit in the past, triggering an income tax refund liability under the Constitution.

To the extent that the payment of general obligation bonds issued by the State of Missouri or a unit of local government in the Fund's portfolio is dependent on revenues from the levy of taxes and such obligations have been issued subsequent to the date of the Tax Limitation Amendment's adoption, November 4, 1980, the ability of the State of Missouri or the appropriate local unit to levy sufficient taxes to pay the debt service on such bonds may be affected.

New Jersey Bonds

The State's economy has been steadily growing since the recession in the early 1990s, but growth is expected to moderate.

State debt levels, however, have been increasing, and are above historical levels. In addition, State law and the State
Constitution restrict appropriations. Statutory or legislative restrictions of such character may adversely affect a municipality's or any other bond-issuing authority's ability to repay its obligations.

The New Jersey Constitution provides, in part, that no money shall be drawn from the State treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand and anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor.

New Jersey's Local Budget Law imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget that is balanced on a cash basis, and the Director of the Division of Local Government Services must examine items of revenue and appropriation. State law also regulates the issuance of debt by local units, by limiting the amount of tax anticipation notes that may be issued by local units and requiring their repayment within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. With certain exceptions, no local unit is permitted to issue bonds for the payment of current expenses or to pay outstanding bonds, except with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited by statute. State law restricts total appropriations increases to 5% annually for such entities, with certain exceptions.

New York Bonds

The New York economy has expanded as it continues to recover from the national recession of the early 1990s, although growth remains somewhat slower than the national level. While new jobs have been added, employment growth is projected to slow. The unemployment rate continues to decrease, although it remains above the national rate.

Circumstances adversely affecting the State's credit rating may directly or indirectly affect the market value of bonds issued by the State's political subdivisions and its Authorities to the extent that those entities depend, or are perceived to depend, upon State financial assistance. Conversely, the fiscal stability of the State is related to the fiscal stability of New York City and of the Authorities. The State's experience has been that if New York City or any of the Authorities suffers serious financial difficulty, the ability of the State, New York City, the State's political subdivisions and the Authorities to obtain financing in the public credit markets is adversely affected. This results, in part, from the expectation that to the extent that any Authority or local government experiences financial difficulty it will seek and receive State financial assistance. Moreover, New York City accounts for a substantial portion of the State's population and tax receipts, so New York City's financial integrity affects the State directly. Accordingly, if there should be a default by New York City or any of the Authorities, the market value and marketability of all New York State tax-exempt bonds could be adversely affected. This would have an adverse effect on the net asset value and liquidity of the Fund, even though securities of the defaulting entity may not be held by the Fund.

The fiscal stability of the State is related to the fiscal stability of its Authorities, which generally are responsible for financing, constructing and operating revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts indicated in their legislative authorization. Only a portion of these obligations are guaranteed by the State or supported by the State through lease-purchase or contractual-obligation financing arrangements or through moral obligation provisions. While principal and interest payments on outstanding Authority obligations normally are paid from revenues generated by projects of the Authorities, in the past the State has had to appropriate large amounts to enable certain Authorities (in particular, the New York State Urban Development Corporation and the New York State Housing Finance Agency) to meet their financial obligations. Further assistance to these Authorities may be required in the future. The amount of debt issued by the Authorities is substantial.

The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City of New York (the "City"), which has required and continues to require significant financial assistance from the State. In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among these actions, the State created the Municipal Assistance Corporation for the City of New York ("MAC") to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for the City of New York, which, among other things, established the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for New York City ("OSDC") in the Office of the State Comptroller to assist the Control Board in exercising its powers and responsibilities.

The City operates under a four-year Financial Plan that is prepared annually and is periodically updated. In 1986, the Control Board's powers of approval over the City's Financial Plan were suspended when certain statutory conditions were met. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial position and upon the occurrence of certain events, including, but not limited to, a City operating budget deficit of more than $100 million, the Control Board is required by law to impose a "Control Period." The City submits its financial plans as well as periodic updates to the Control Board for its review.

Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussions of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

Certain localities in addition to the City have experienced financial problems and have received additional State assistance during the last several State years. Large-scale problems, such as declining city populations, increasing expenditures, and other economic trends could adversely affect localities, necessitating State assistance.

The State's overall debt burden is high, future capital needs are significant, and reserve levels are relatively lower than in other states. Moreover, municipalities and school districts have engaged in substantial short-term and long-term borrowing.

A downturn in the financial services sector could cause the value of New York State tax-exempt bonds to decrease. The State's economy and the government's financial position significantly rely on the financial services sector. The financial services sector is the second largest source of revenue for the State.

The State is implementing an aggressive tax-reduction program that will rely on current reserves and economic expansion, or the ability to control expenditures to achieve planned tax-reductions. The reduction of reserves could leave the State more vulnerable to an economic downturn. Moreover, if projected expansion does not occur, or the State is unable to control expenditures, the State's finances could be harmed.

Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities.

Texas Bonds

Due to the State's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts have recently been the State's main revenue source. Any change in federal law that decreases these receipts could have a significant impact on the State's operating budget.

The State Constitution prohibits the State from levying ad valorem taxes on property for general revenue purposes. The State Constitution also limits the rate of growth of appropriations from tax revenues not dedicated by the Constitution during any biennium to the estimated rate of growth for the State's economy. The Legislature may avoid this constitutional limitation if it finds, by a majority vote of both Houses, that an emergency exists. The State Constitution authorizes the Legislature to provide by law for the implementation of this restriction, and the Legislature, pursuant to such authorization, has defined the estimated rate of growth in the State's economy to mean the estimated increase in State personal income.

In 1997, voters approved a constitutional amendment that prohibits the legislature from authorizing additional state debt payable from general revenues if the resulting annual debt service exceeds five percent of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service.

Washington Bonds

The economic base of the State includes manufacturing and service industries as well as agricultural and timber production.
Overall manufacturing employment within the state experienced a decline from 1990 through 1995 with a rebound in 1996 through 1998. The Boeing Company is the state's largest employer.
Boeing exerts a significant impact on overall state production, employment and labor earnings.

Forest products rank second behind aerospace in value of total production. A continued decline in overall production during the next few years is expected due to federally imposed limitations on the harvest of old-growth timber and the inability to maintain the recent record levels of production increases.

International trade plays an important role in the State's employment base, as one in six jobs in the State is related to international trade. The State's trade levels depend largely on national and world (rather than local) economic conditions, including consumer demand. Washington expects a slowdown in employment growth as a result of slower U.S. economic growth, the Asian financial crisis and a mild downturn in aerospace employment.

Personal income growth is expected to slow, although it continues to outpace the average U.S. personal income growth. Employment growth has moderated recently and is expected to slow further.

As of July 1, 1995, Initiative 601, which was voted into law in November 1993, limits increases in General Fund-State government expenditures to the three-year average rate of population and inflation growth. Thus far, Initiative 601 has not had a restrictive impact on the State's budget.

In addition, in late 1999 Washington voters approved State of Washington Initiative 695 which would have effected significant changes in potential revenue sources available to finance various services and projects throughout the State. The Initiative would have effectively reduceds the revenue to be derived from the State motor vehicle excise tax and requireds voter approval to raise various state and local taxes and fees. This initiative, however, has been found unconstitutional. This year, the voters approved Initiative 722, which would limit local taxation, but it is in litigation and its implementation has been enjoined.

Washington's Constitution, as interpreted by the State Supreme Court, prohibits the imposition of net income taxes. For the fiscal year ending June 30, 1998, approximately 76.2% of the State's tax revenues derived from general and selective sales and gross receipts taxes.

With certain exceptions, the amount of State general obligation debt that may be incurred is limited by constitutional and statutory restrictions.

Puerto Rico Bonds

Each fund may invest in bonds issued by the Commonwealth of Puerto Rico and its instrumentalities. The economy of Puerto Rico is dominated by the manufacturing and service sectors. Puerto Rico's economic health is closely tied to the price of oil and the state of the U.S. economy. Although its unemployment rate has generally declined in recent years, Puerto Rico's unemployment rate continues to substantially exceed the U.S. average. Continued growth of the Puerto Rico economy depends on factors such as the state of the U.S. economy, stability of the price of oil and borrowing costs.

Much of the development of the manufacturing sector in Puerto Rico to date can be attributed to various federal and Commonwealth tax incentives, most notably Section 936 of the Internal Revenue Code (the "Code"), which allows companies with operations in Puerto Rico and other U.S. territories to receive a credit to be used against U.S. tax on certain income from operations and the Commonwealth's Industrial Incentives Program. However, in 1996 amendments were passed that phase out Section 936 tax credits over ten years for existing claimants and eliminate it for corporations without established operations after October 1995. The long-term effects on the Puerto Rico economy of the repeal of Section 936 cannot yet be determined, although the Puerto Rico does not expect the repeal to have material adverse effects on the Commonwealth's economy in the short- or medium-term. The Commonwealth also needs to address its substantial unfunded pension liabilities to its two main public pension systems.

The Constitution of Puerto Rico limits the direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes.

In recent years the Commonwealth has had higher levels of public sector debt compared to the growth in gross product. This trend is expected to continue during the next few fiscal years as the level of public sector capital investment remains high.

Florida Bonds

Recent increases in population have placed increased pressure on the State's transportation infrastructure and other facilities.

Florida's economy is still somewhat dependent on employment related to construction, agriculture, manufacturing, although it has shifted towards more dependence on services and trade-related employment. Tourism continues to be one of Florida's most important industries. A significant downturn in any of these sectors could adversely affect the Florida economy.

Florida's tax base is relatively narrow, with most of its revenues derived from the state's sales and use tax. This reliance on a cyclical revenue source creates some vulnerability.
In addition, Florida's debt burden has increased recently.

In 1994, Florida passed a constitutional amendment that limits the rate of growth in state revenues. This limitation, however, exempts revenues pledged to bonds.

Georgia Bonds

Georgia's rapid economic growth and expansion have stressed the State's infrastructure, particularly in the Atlanta area.

The Georgia Constitution provides that the State may incur general obligation debt and guaranteed revenue debt for public purposes. However, the Georgia Constitution imposes certain debt limits and controls. General obligation debt cannot exceed 10 percent of total revenue receipts less refunds of the State treasury.

Michigan Bonds

Michigan's economy remains heavily concentrated in the manufacturing sector. The State's automobile industry remains an important component of this sector. Accordingly, the State's economy is potentially more volatile than those of other states with more diverse economies and may be more likely to be adversely affected by recent global economic problems.

Michigan has several legislative and constitutional provisions that could affect the State's financial condition. As a result of legislative action in 1993, and a statewide referendum in 1994, the State has made major changes in the financing of local public schools. Most local property taxes, which had been the primary source of school financing, have been repealed. They have been replaced by other revenues, with the principal replacement revenue being an increased sales tax. These additional revenues will be included within the State's constitutional revenue limitations and may have an impact on the State's ability to raise additional revenues in the future.

The State Constitution provides that the total amount of general ad valorem taxes imposed on taxable property in any year cannot exceed certain millage limitations set by the Constitution, statute or charter. The Constitution prohibits local units of government from levying any tax not authorized by law or charter, or from increasing the rate of an existing tax above the rate authorized by law or charter, without the approval of the electors of the local unit voting on the question. Local units of government and local authorities are authorized to issue bonds and other evidences of indebtedness in a variety of situations without the approval of electors, but the ability of the obligor to levy taxes for the payment of such obligations is subject to the foregoing limitations unless the obligations were authorized before December 23, 1978 or approved by the electors. The Constitution also contains millage reduction provisions.

In 1978, the Michigan Constitution was amended to limit the amount of total state revenues raised from taxes and other sources. The State may, however, raise taxes in excess of the limit for emergencies, when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature. The revenue limit does not apply to taxes imposed for the payment of principal of and interest on bonds of the State, if the bonds are approved by voters and authorized by a vote of two-thirds of the members of each House of the Legislature. The Constitution also provides that the proportion of State spending paid to all local units of government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year.

Pennsylvania Bonds

Employment growth in Pennsylvania has shown signs of slowing.

The Pennsylvania Constitution limits the total operating budget appropriations made by the Commonwealth's General Assembly. Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes, for the account of the General Fund or the Motor License Fund or both such funds. Tax anticipation notes must mature within the fiscal year of issuance. The principal amount issued, when added to that outstanding, may not exceed, in the aggregate, 20% of the revenues estimated to accrue to the appropriate fund or both funds in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget.

Puerto Rico Bonds

Each fund may invest in bonds issued by the Commonwealth of Puerto Rico and its instrumentalities. The economy of Puerto Rico is dominated by the manufacturing and service sectors. Puerto Rico's economic health is closely tied to the price of oil and the state of the U.S. economy. Although its unemployment rate has generally declined in recent years, Puerto Rico's unemployment rate continues to substantially exceed the U.S. average. Continued growth of the Puerto Rico economy depends on factors such as the state of the U.S. economy, stability of the price of oil and borrowing costs.

Much of the development of the manufacturing sector in Puerto Rico to date can be attributed to various federal and Commonwealth tax incentives, most notably Section 936 of the Internal Revenue Code (the "Code"), which allows companies with operations in Puerto Rico and other U.S. territories to receive a credit to be used against U.S. taxes on certain income from operations and the Commonwealth's Industrial Incentives Program. However, in 1996 amendments were passed that phase out Section 936 tax credits over ten years for existing claimants and eliminate it for corporations without established operations after October 1995. The long-term effects on the Puerto Rico economy of the repeal of Section 936 cannot yet be determined, although the Commonwealth of Puerto Rico does not expect the repeal to have material adverse effects on the Commonwealth's economy in the short- or medium-term. The Commonwealth also needs to address its substantial unfunded pension liabilities to its two main public pension systems.

The Constitution of Puerto Rico limits the direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes.

In recent years the Commonwealth has had higher levels of public sector debt compared to the growth in gross product. This trend is expected to continue during the next few fiscal years as the level of public sector capital investment remains high.